Exhibit 99.1

NEWS RELEASE

Golden Queen Intercepts High Grade Gold and Silver and Discovers New Zone

Golden Queen Announces Additional Drill Results from the

2018 Main Pit 2 Infill Drilling Program and March Operational Update

VANCOUVER, BRITISH COLUMBIA – April 19, 2018 - Golden Queen Mining Co. Ltd. (TSX:GQM; OTCQX:GQMNF) (the “Company” or “Golden Queen”) is pleased to announce drill results for seven (7) additional holes at its 50%-owned Soledad Mountain gold-silver mine located south of Mojave, California.

The drill results are part of the Company’s 2018 Main Pit 2 Infill Drilling program. The completed holes GQ-829 through GQ-835 continue to be successful in intersecting and geologically verifying existing shallow mineralized zones in and around the currently mined East Pit, and also continue to be successful in exploring for and intersecting deeper mineralized zones. In some cases, some new mineralized zones have potentially been identified.

Each hole listed in the table below has intersected strong alteration envelopes and locally significant gold/silver mineralization associated with the Patience, Independence, Karma and Queen Esther zones, and has encountered the deeper Silver Queen target in every hole along with other mineralized zones.

Several key features have been observed in the drill cuttings from this group of seven (7) holes:

•	Several unnamed or unknown mineralized zones continue to be intersected in most holes, usually situated between the Patience and Queen Esther zones and/or between the Queen Esther and Silver Queen zones. Previous interpretations suggest that these zones may be subparallel to the Queen Esther zone, may be relatively flat-lying, and locally carry significant gold and silver grades (see accompanying table below). Further work and interpretation must be completed to determine whether the gold/silver grades encountered so far in these structures show good continuity from section to section. It is worthy to note that the current drilling program was designed to explore new areas around the Queen Esther and Silver Queen veins for potential ore zones that will expand the current pit design;

•	Significantly higher grade gold and silver intercepts have been intersected from the Silver Queen deep target from this latest batch of assay results (see accompanying table). This target appears, at least initially, to be locally composed of two fault or vein splays. These two splays can locally merge (as in the case of the Silver Queen vein observed near surface), but underneath the East Pit area these two Silver Queen splays appear to have a more shallow dip than previously interpreted. The finalized assays from the Silver Queen target from this batch of drill results, while still somewhat erratic, have been much stronger than from the previously announced results from the April 3, 2018 press release. Holes GQ-831 and GQ-832, in particular, contain significant Silver Queen gold/silver mineralization under the East Pit;

•	GQ-830 was drilled to verify relatively near-surface Silver Queen vein inferred mineralization. This hole, unfortunately, encountered a large stope (open air); however, after getting through this stope, significant amounts of loose, mostly vein quartz material was collected by the drill. This material may represent historical developed and mined ore which was not taken to the mill and processed because of the US government’s shut down of gold mining in 1942. This material contained significant gold and silver values over 95 feet (see accompanying table). It must be cautioned that this mineralized material is not in-place, recovery of this material by the drill was poor to fair at best, and these results should not be considered as part of an in-situ resource. However, it may be possible that this material can be recovered and processed in the future; and

•	A potentially new style of mineralization at Soledad Mountain has been noted from several drill holes in this batch of assays, in particular holes GQ-829, GQ-832, GQ-834, and GQ-835. This mineralization appears to be associated with the contact between porphyritic rhyolite dikes and small plugs (rock unit Trp) with the pyroclastic volcanic country rock (rock unit Tmp). Quartz veinlet and stock work zones are hosted by the pyroclastic rocks with mineralization ranging from 5 to 20 feet outward from the rhyolite dike contact. Further interpretive work is required to determine if this “new” mineralization is volumetrically significant, or if it represents a local phenomenon.

In general, the true thickness of the various mineralized zones is estimated at 75-95% of the mineralized interval in the drill hole. The table below highlights the assay results and initial observations to date:

Hole #	Hole depth (feet)	Drilled interval (feet)	Length of drilled interval in hole (feet)	Estimated true thickness of drilled interval (feet)	Au (opt)	Ag (opt)	Structure
GQ-829	1100	20 - 40	20	18.0	0.024	0.23	Queen Esther
		55 - 65	10	9.0	0.035	0.12	Queen Esther
		185 - 190	5	4.4	0.017	0.05	Queen Esther
		200 - 205	5	4.3	0.012	0.05	Queen Esther
		230 - 235	5	4.3	0.017	0.13	Queen Esther
		255 - 270	15	12.7	0.009	0.02	Queen Esther footwall
		275 - 285	10	8.4	0.012	0.08	Queen Esther footwall
		295 - 315	20	16.7	0.013	0.30	Queen Esther footwall
		355 - 380	25	20.5	0.002	0.27	Unnamed
		410 - 415	5	4.8	0.033	0.42	Trp-Tmp contact
		520 - 525	5	3.9	0.011	0.11	Unnamed
		565 - 570	5	3.9	0.011	0.08	Unnamed
		655 - 670	15	11.4	0.001	0.32	Unnamed
		710 - 715	5	3.7	0.077	2.29	Silver Queen
GQ-830	700	390 - 405	15	13.9	0.040	1.76	Silver Queen
		485 - 490	5	4.5	0.012	1.17	Silver Queen
		515 - 560	45	NA	NA	NA	Open Stope
		560 - 655	95	NA	0.116	1.26	Stoped Vein
		655 - 660	5	4.0	0.013	0.22	Silver Queen
		680 - 685	5	4.0	0.016	0.08	Silver Queen

GQ-831	1000	500 - 505	5	4.5	0.015	0.05	Unnamed
		650 - 655	5	4.4	0.010	0.04	Unnamed
		815 - 820	5	4.0	0.178	1.06	Silver Queen
GQ-832	980	125 - 130	5	4.8	0.015	0.36	Queen Esther
		245 - 250	5	4.8	0.015	0.11	Unnamed
		260 - 265	5	4.8	0.022	0.21	Unnamed
		495 - 500	5	4.3	0.021	0.10	Trp-Tmp contact
		520 - 525	5	4.3	0.012	0.06	Trp-Tmp contact
		570 - 590	20	17.2	0.017	0.13	Trp-Tmp contact
		785 - 790	5	4.7	0.012	0.50	Silver Queen
		870 - 880	10	9.4	0.017	2.57	Silver Queen
		915 - 925	10	9.4	0.088	3.34	Silver Queen
GQ-833	900	55 - 75	20	18.6	0.047	0.90	Queen Esther
		90 - 95	5	4.6	0.016	0.17	Queen Esther
		175 - 180	5	4.7	0.058	0.36	Queen Esther
		205 - 215	10	9.3	0.017	0.08	Queen Esther
		365 - 375	10	9.2	0.013	0.10	Unnamed
		565 - 570	5	4.5	0.027	0.53	Unnamed
		640 - 645	5	4.5	0.010	0.14	Unnamed
		880 - 895	15	13.0	0.031	1.04	Silver Queen
GQ-834	1010	10 - 25	15	14.5	0.017	0.23	Queen Esther
		35 - 45	10	9.6	0.041	0.44	Queen Esther
		130 - 135	5	4.8	0.019	0.13	Queen Esther
		155 - 160	5	4.7	0.109	0.19	Queen Esther
		195 - 200	5	4.7	0.026	0.07	Queen Esther
		235 - 240	5	4.7	0.023	0.26	Queen Esther
		310 - 315	5	4.6	0.015	0.32	Unnamed
		355 - 360	5	4.5	0.018	0.07	Trp-Tmp contact
		375 - 390	15	13.7	0.042	0.20	Trp-Tmp contact
		440 - 445	5	4.6	0.109	0.87	Unnamed
		545 - 550	5	4.3	0.015	0.07	Unnamed
		745 - 750	5	4.1	0.011	1.04	Silver Queen
		825 - 830	5	4.1	0.014	0.64	Silver Queen
		995 - 1000	5	3.9	0.050	0.41	Silver Queen

GQ-835	865	20 - 25	5	3.6	0.011	0.09	Karma
		45 - 55	10	7.2	0.043	0.35	Karma
		205 - 225	20	18.3	0.012	0.26	Patience
		480 - 485	5	4.2	0.012	0.22	Trp-Tmp contact
		665 - 670	5	4.7	0.013	0.64	Silver Queen
		705 - 715	10	9.3	0.022	0.53	Silver Queen
		810 - 815	5	4.6	0.016	0.37	Silver Queen

Additional information on the geographic parameters of the drilling program is presented in the table and figure below:

Hole ID	Collar azimuth	Collar inclination	TD
GQ-829	225	-65	1100
GQ-830	45	-80	700
GQ-831	0	-90	1000
GQ-832	225	-55	980
GQ-833	225	-62	900
GQ-834	225	-55	1010
GQ-835	225	-45	865

2018 Main Pit Phase 2 Infill Drilling Program
Holes GQ-829 to GQ-835
N
S
EAST PIT PH 1
MAIN PIT PH 1
MAIN PIT PH 2
Silver Queen vein
Golden Queen vein
Queen Esther vein
Independence vein
Karma vein
Patience vein
GQ-829
GQ-834
GQ-832
GQ-833
GQ-831
GQ-830
GQ-835
500 Feet

*	Drawing illustrates the farthest extents of both the current modeled resources/reserves and the structures of interest to the drilling program.

Additional interpretive work must be completed before these initial geologic observations are verified. Additional assays, when received, should assist with testing the grade continuity of all these structures from section to section.

The company is waiting for the assay results of nine (9) additional holes completing this already successful program

Quality Assurance and Quality Control Procedures

Please see our news release dated April 3, 2018 for information on QA/QC procedures.

March Operational Results

During the fourth quarter of 2017, Golden Queen accelerated the East Pit development to access higher-grade ore tons to compensate for the shortfall in the ore supplied and the lower than expected gold ore grades from the North-West and Main (Phase 1) Pits. Since November 2017 up to the end of March 2018, eight benches have been mined out in the East Pit and the Company is pleased to report the following positive reconciliation between Ore Control (production) and Reserves:

Ore Control v. Reserves

	Ore tons	Au oz/ton	Au oz	Ag oz/ton	Ag oz
Bench 3680
Reserves	297,599	0.018	5,226	0.293	87,306
Ore Control	313,339	0.022	6,990	0.318	99,489

Bench 3660
Reserves	328,400	0.018	5,807	0.320	348,836
Ore Control	348,836	0.023	8,038	0.331	115,780

Cumulative to date (1)
Reserves	1,505,103	0.016	24,612	0.285	428,766
Ore Control	1,825,872	0.020	36,706	0.315	575,464
Variance OC-Reserves Reserves	21.3%	22.9%	49.1%	10.6%	34.2%

(1)	The cumulative results include six additional benches previously disclosed on January 18, February 21, and March 27.

The tonnage produced in the East Pit continues to be better than expected due to the presence of ore blocks in the Patience vein structure area that had been classified as possible or simply un-modeled. In addition, the gold grade was 23% higher than estimated for a total of 1.5 times the expected gold ounces that had been predicted. The silver grade was 11% higher than estimated for a total of 1.3 times the predicted number of silver ounces.

Technical Information

The scientific and technical content of this news release relating to the drill results was reviewed, verified and approved by George F. Klemmick, BSc. Geology and CPG-10937, independent consulting geologist, and a qualified person as defined by National Instrument 43-101.

The scientific and technical content of this news release relating to the operational results was reviewed, verified and approved by Tim Mazanek, SME, a qualified person as defined by National Instrument 43-101.

About Golden Queen Mining Co. Ltd.:

Golden Queen is an emerging gold and silver producer holding a 50% interest in an open pit, heap leach mining operation on the Soledad Mountain property, located just outside the town of Mojave in Kern County in southern California.

For further information, please contact:

Brenda Dayton

Telephone: 778.373.1557

Email: bdayton@goldenqueen.com

Caution with Respect to Forward-looking Statements: Except for statements of historical fact contained herein, the information in this press release includes certain “forward-looking information” or "forward-looking statements" within the meaning of applicable Canadian and U.S. securities legislation. Forward-looking statements can generally be identified by the use of forward-looking terminology such as “will continue to”, or similar terminology. Forward-looking statements include but are not limited to, statements related to the potential that the results of the ongoing infill drilling program, once completed, will support expansion of the mine plan area as well as plans and intentions with respect to activities on the Project. There can be no assurance that such statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such statements. Forward-looking information is based on reasonable assumptions that have been made by the Company as at the date of such information and is subject to known and unknown risks, uncertainties and other factors that may cause the actual results, level of activity, performance or achievements of the Company to differ materially from statements in this press release regarding our intentions including, without limitation, risks and uncertainties regarding results of future drilling supporting theoretical interpretation based on limited drill data, the uncertainties inherent in the interpretation of the results of exploration drilling in general, and other risks and uncertainties disclosed in the section entitled "Risk Factors" contained in our Annual Report on Form 10-K for the year ended December 31, 2017. Investors are cautioned that forward-looking statements are not guarantees of future performance and, accordingly, investors should not put undue reliance on forward-looking statements. Any forward-looking statement made by the Company in the press release is based only on information currently available to us and speaks only as of the date on which it is made. The Company does not undertake to update any forward-looking information that is contained or incorporated by reference herein, except in accordance with applicable securities laws.